Rule 497(d)



                                     FT 796

               Supplement to the Prospectus dated January 21, 2004

     Notwithstanding anything to the contrary in the Prospectus, on Units purchased after the last deferred sales charge payment has been assessed, the transactional sales charge will consist of a one-time initial sales charge of 4.45% of the Public Offering Price (equivalent to 4.657% of the net amount invested). The transactional sales charge will be reduced by 1/2 of 1% on each subsequent January 31, commencing January 31, 2005, to a minimum transactional sales charge of 3.0%. Also, Prudential Investment Management Services LLC ("PIMS") will receive a concession on units of unit investment trusts sponsored by First Trust Portfolios L.P. which are purchased using termination, redemption or exchange proceeds from trusts formerly sponsored by PIMS equal to $2 per $1,000 invested.

February 26, 2004